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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2003

                           ENCORE ACQUISITION COMPANY
             (Exact name of registrant as specified in its charter)


                          Commission File No. 001-16295



           Delaware                                         75-2759650
-------------------------------                      ----------------------
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                       Identification Number)

    777 Main Street, Suite 1400, Ft. Worth, Texas           76102
    ---------------------------------------------         ---------
        (Address of principal executive offices)          (Zip code)

      Registrant's telephone number, including area code: (817) 877 - 9955


Item 7. Financial Statements and Exhibits

         (c) Exhibits

                  99.1 Press Release dated November 5, 2003


Item 9. Regulation FD Disclosure

         On November 5, 2003, Encore Acquisition Company, a Delaware corporation, issued a press release announcing that as of November 17, 2003, Roy
W. Jageman will be the Company's Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1.






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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ENCORE ACQUISITION COMPANY



Date:    November 7, 2003               By: /s/   Robert C. Reeves
                                            -----------------------------------
                                            Robert C. Reeves
                                            Vice President, Controller and
                                            Principal Accounting Officer




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